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                                                                    EXHIBIT 24.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement file numbers 33-44112, 33-44113 and 00-13502.





                                                    ARTHUR ANDERSEN LLP






Philadelphia, Pa.
 March 27, 1998